SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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L-3 COMMUNICATIONS HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. April 26, 2011 Meeting Information L-3 COMMUNICATIONS HOLDINGS, INC. Meeting Type: Annual Meeting <mtgtype> For holders as of: March 01, 2011 <recdate> B Date: April 26, 2011 Time: 2:30 PM EDT <mtgtime> A Location: The Ritz-Carlton New York R Battery Park C BROKER Two West Street LOGO O HERE New York, NY 10004 D E You are receiving this communication because you hold Return Address Line 1 shares in the above named company. Return Address Line 2 Return Address Line 3 51 MERCEDES WAY This is not a ballot. You cannot use this notice to vote EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 1 available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 15 12 OF paper copy (see reverse side). Investor Address Line 5 R1.0.0.11699 John Sample 2 We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. ANY CITY, ON A1A 1A1 1 0000089724 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10K & Summary Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R1.0.0.11699 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any 0000089724 special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use XXXX XXXX XXXX Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 H. Hugh Shelton 02 Michael T. Strianese 03 John P. White The Board of Directors recommends you vote FOR the following proposal(s): B 2 Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting A firm. R 3 Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to C our named executive officers. O The Board of Directors recommends you vote 1 YEAR on the following proposal: D 4 Frequency of Advisory Vote on Executive Compensation: To determine, in a non-binding, advisory vote, whether a E stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. R1.0.0.11699 3 ??0000 0000 0000 0000089724 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS R1.0.0.11699 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 00000897244 Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #